UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 17, 2025

Commission File Number: 001-41430

Pagaya Technologies Ltd.
(Exact name of registrant as specified in its charter)

Israel	98-1704718
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

335 Madison Ave, 16th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)
(646) 710-7714
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, no par value	PGY	The NASDAQ Stock Market LLC
Warrants to purchase Class A Ordinary Shares	PGYWW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Preliminary Results for the Three Months Ended June 30, 2025

On July 17, 2025, Pagaya Technologies Ltd. (the “Company”) issued a press release announcing preliminary estimated unaudited financial results as of and for the three months ended June 30, 2025 (the “Preliminary Financial Results Press Release”). The estimated unaudited financial information included in the Preliminary Financial Results Press Release is based on preliminary results and information as of the date hereof and is subject to revision in connection with the Company’s financial closing procedures and finalization of the Company’s financial statements for the second fiscal quarter ended June 30, 2025. Actual results for the quarter may differ materially from these preliminary estimated unaudited financial results. A copy of the Preliminary Financial Results Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which, in its entirety, is incorporated herein by reference.

The information under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01    Other Events.

Emerging Growth Company Status

On the last business day of the second quarter in 2025, the aggregate market value of the Company’s shares of common stock held by non-affiliate stockholders exceeded $700 million. As a result, as of December 31, 2025, the Company will be considered a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, and will cease to be an emerging growth company. Due to loss of emerging growth company status, the Company will no longer be exempt from the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, and its independent registered public accounting firm will evaluate and report on the effectiveness of internal control over financial reporting for the fiscal year 2025.

Foreign Private Issuer Status

The Company was previously classified as a “foreign private issuer” (“FPI”) under Securities and Exchange Commission (“SEC”) rules; however, as of June 30, 2025, the Company determined that it no longer satisfied the criteria to be an FPI. Consequently, the Company will be required to comply with all of the provisions applicable to a U.S. domestic issuer under the Exchange Act. There will be no material adjustments required as a result of this adjustment since the Company has decided to voluntarily file on U.S. domestic issuer forms with the SEC beginning in 2024. Since then, the Company has been filing its quarterly reports on Form 10-Q, current reports on Form 8-K, and its annual reports on Form 10-K. In addition, the Company has been complying with Regulation FD and the SEC’s proxy rules, with the exception of the “short-swing” profit recovery provisions of Section 16 of the Exchange Act. Beginning on January 1, 2026, the Company’s officers, directors, and principal shareholders will be subject to the “short-swing” profit recovery provisions of Section 16 of the Exchange Act with respect to their purchases and sales of the Ordinary Shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAGAYA TECHNOLOGIES LTD.

Date: July 17, 2025	By:	/s/ Gal Krubiner
	Name:	Gal Krubiner
	Title:	Chief Executive Officer